SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

                                 (Amendment No.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
     [ ] Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                 HEALTHRITE INC.
                (Name of Registrant as Specified In Its Charter)


                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-
         6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         ------------------------------------------------------------

         2)       Aggregate number of securities to which transaction applies:

         ------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

         ------------------------------------------------------------

         5)       Total fee paid:

         ------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:

         ------------------------------------------------------------

         3)       Filing Party:

         ------------------------------------------------------------

         4)       Date Filed:

         ------------------------------------------------------------

                                 HEALTHRITE INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 17, 1998

To the Stockholders:

         The Annual Meeting of stockholders of HealthRite Inc., a Delaware corporation (the "Company"), will be held at The Army-Navy Club at Farragut Square, 901 17th Street, N.W., Washington, D.C., 20006-2503, in the Pershing Room on Thursday, December 17, 1998, at 1:00 P.M., Eastern Time, for the following purposes:

          (1) To elect ten Directors of the Company, each of whom is to hold office until the next Annual Meeting of Stockholders and until the due election and qualification of his successor.

          (2) To approve the appointment of Richard A. Eisner & Company as the Company's independent auditors for the fiscal year ending December 31, 1999.

          (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on November 15, 1998, will be entitled to notice of, and to vote at, the meeting or any adjournments thereof.

         If you cannot personally attend the meeting, it is requested that you promptly fill in, sign, and return the proxy submitted to you herewith.

                               By order of the Board of Directors




Dated: November 23, 1998

                                 HEALTHRITE INC.

                                 PROXY STATEMENT

         This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of HealthRite Inc., a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Stockholders (the "Meeting") scheduled to be held at The Army-Navy Club at Farragut Square, 901 17th Street, N.W., Washington, D.C., 20006-2503, 2nd Floor, Pershing Room on Thursday, December 17, 1998, at 1:00 P.M., Eastern Time, and at any adjournments thereof.

         Only stockholders of record as of the close of business on November 15, 1998, are entitled to notice of and to vote at the Meeting or any adjournment thereof. On that date, the Company had outstanding 5,345,251 shares of Common Stock, par value $.01 per share (the "Common Stock"). The presence in person or by proxy of the holders of a majority of such shares shall constitute a quorum for the transaction of business at the Meeting. Each share is entitled to one vote.

         Each form of proxy which is properly executed and returned to the Company will be voted in accordance with the directions specified thereon, or, if no directions are specified, will be voted (i) for the election as Directors of the persons named herein under the caption "Election of Directors," (ii) for the approval of the appointment of Richard A. Eisner & Co. as the Company's independent auditors for the fiscal year ending December 31, 1999. Any stockholder giving a proxy may revoke it at any time before it is exercised. Such revocation may be effected by voting in person or by proxy at the Meeting, by returning to the Company prior to the Meeting a proxy bearing a later date, or by otherwise notifying the Secretary of the company in writing prior to the Meeting.

         The Company's executive offices are at 11445 Cronhill Drive, Owings Mills, Maryland 21117 and its telephone number is (410) 581-8030. This proxy statement and the accompanying proxy are first being distributed to the stockholders of the Company on or about November 30, 1998.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth as of September 30, 1998, information concerning the ownership of Common Stock by the only persons which to the Company's knowledge own beneficially more than 5% of the outstanding shares of Common Stock, and by all executive officers and Directors of the Company as a group:



                               SHARES BENEFICIALLY        % OF
NAME AND ADDRESS               OWNED AS OF 10/31/98   OUTSTANDING
----------------               --------------------   -----------
Warren H. Haber                      644,000            12.05%
Bradley T. MacDonald                 485,049             9.07%
John L. Teeger                       440,625             8.24%
Executive officers and
  Directors as a group
  (8 persons)                      1,282,156(1)         23.99%
---------

(1) See applicable note to table of stock ownership contained in "Security Ownership of Directors and Executive Officers."

                              ELECTION OF DIRECTORS

         The Board of Directors recommends the election of the ten nominees for Director listed below. In April, 1998 Mr. David Panasci resigned as a member of the Board of Directors and the Reverend Donald F. Reilly was elected to serve Mr. Panasci's remaining term. The Board, by authority set forth in the Company's bylaws, increased the number of Directors from eight to nine Directors and Mr. Randall Rueb, the Company's Chief Financial Officer was elected to the Board of Directors to fill the newly created vacancy. The Directors to be elected are to hold office until the next Annual Meeting of Stockholders and until their respective successors are elected and shall have qualified. If for any reason any of said nominees shall become unavailable for election, proxies will be voted for a substitute nominee designed by the Board, but the Board has no reason to believe that this will occur. Directors of the Company are elected by a plurality of the votes cast at a meeting of Stockholders.

INFORMATION CONCERNING NOMINEES

         The name and age of each nominee and the year he became a Director of the Company, according to information furnished by each, is as follows:

                                                           FIRST
                                                         BECAME A
NAME                                  AGE                DIRECTOR
----                                  ---                --------
Bradley T. MacDonald*                  51                  1997
Reed Vordenberg                        48                  1997
Randall Rueb                           52                  1998
Charles Walgreen, Sr.                  58                  1997
Ronald A. Hauge*                       52                  1997
Donald M. Green*                       43                  1997
Beverly Valore                         56                  1997
Donald F. Reilly                       51                  1998
John Galuchie                          45                    --
Michael C. MacDonald                   45                    --


-----------------
* Member of the Executive Committee.

         Bradley T. MacDonald became Chairman of the Board and Chief Executive Officer of HealthRite on December 17, 1997. Prior to joining the Company, he was appointed as Program Director of the U.S. Olympic Coin Program of the Atlanta Centennial Olympic Games. Mr. MacDonald previously was employed by the Company as its Chief Executive Officer from September, 1996 to August, 1997. From 1991 through 1994, Mr. MacDonald was Deputy Director and Chief Financial Officer of the Retail, Food and Hospitality and Recreation Business for the United States Marine Corps. Prior thereto, Mr. MacDonald served as President of Pennsylvania Optical Co., Pangburn Candy Co., and Chief Financial Officer of Begley Drug Stores.

         Reed Vordenberg, President, joined the Company in January, 1998. He is the founder and President of Vordenberg Marketing, Inc. ("VMI"), a private label sales and marketing consulting company. VMI has provided marketing, consulting, sourcing, advertising, package design and quality assurance assistance to companies such as Heinz, Starkist, Ore Ida Potatoes, Jergens, Marketing Corporation of America, and many retailer brands. VMI has developed complete private label programs for several major retailers covering 2,500 items and ten different labels.

         Charles Richard Walgreen, Sr., Executive Vice President, Business Development joined the Company in January, 1998. He was the President and Chief Executive Officer of Walgreen Asset Group, a holding company which owns and operates a diverse group of companies. Mr. Walgreen and his family are major shareholders of the Walgreen Company, America's largest drugstore retailer with over 2,000 locations. Prior to becoming President of Walgreen Asset Group, he was an executive in the marketing/purchasing department of Walgreen Company with responsibility for purchasing over-the-counter consumer products.

         David H. Green, a Director, was the Chairman and Chief Executive Officer of Southwest Supermarkets, LLC, a supermarket chain based in Phoenix, Arizona with 42 stores in Arizona, California and Texas. He has over 25 years of experience in the supermarket and drug store industry and has been President of two other supermarket chain, Ralph's and Smitty's, prior to joining Southwest Supermarkets.

         Ronald O. Hauge, a Director, was the founder of Montana Naturals Int'l, Inc. and has over 13 years of experience in the health foods industry. As President of Montana Naturals Internationals, Inc., from 1982 until the merger with HealthRite, Inc., he was responsible for product development, including the popular Pure Energy(R) line, as well as marketing and growing Montana Naturals' sales to $4 million with international distribution of its products.

         Reverend Donald Francis Reilly, O.S.A., holds a Doctorate in Ministry (Counseling) from New York Theological and an M.A. from Washington Theological Union as well as a B.A. from Villanova University. Reverend Don Reilly was ordained a priest in 1974. His assignments included Associate Pastor, pastor at St. Denis, Havertown, Pennsylvania, Professor at Villanova University, Personnel Director of the Augustinian Province of St. Thomas of Villanova, Provincial Councilor, Founder of SILOAM Ministries where he ministers and counsels HIV/AIDS patients and caregivers. He is currently on the Board of Directors of Villanova University, is President of the board of "Bird Nest" in Philadelphia, Pennsylvania and is a Board Member of Prayer Power.

         Beverly L. Valore, Esquire, a Director, is the principal of Valore Chartered Law Offices in Linwood, New Jersey.

She has acquired management and technology expertise in operating the business side of law for the past 10 years. Her primary practice area is drug product liability law.

         Randall Rueb, Chief Financial Officer joined the Company in January, 1998. He was formerly the CFO of Smoot Lumber Company, Treasurer and Director of Bill Jackson Rig Co., Inc. and Schell Crane and Rigging, Inc., and is an experienced financial systems consultant. He modernized computer systems for the United States Marine Corps Exchange System.

         Michael C. MacDonald is a corporate officer, the Senior Vice President of Operations Support and Chief of Staff for U.S. Customer Operations for the Xerox Corporation. Mr. MacDonald's former positions at Xerox Corporation include executive positions in the sales and marketing areas. He is currently on the board of Trustees of Rutgers University. Mr. MacDonald is the brother of Bradley
T. MacDonald, the CEO of the Company.

         John Galuchie has held directorships and executive positions as follows: (i) President of T.R. Winston, Inc., an investment firm, since 1990 and a director of that firm since 1989; (ii) President and director of Cortech, Inc., a biopharmaceutical company, since 1998; (iii) Executive Vice President and director of Pure World, Inc., from 1990 to 1994; (iv) Vice President and director of Sun Equities Corporation; (v) Vice President, Treasurer and director of American Metals Service, Inc., since 1992; (vi) director of Crown North Corp., Inc., an asset management company from 1992 until 1996; and (vii) director of Kent Financial Services, Inc., from 1989 to 1993, as well as holding various executive positions within the corporation. Mr. Galuchie is a certified public accountant and has held various auditing positions with Coopers & Lybrand.

MEETINGS AND COMMITTEES

         During the fiscal year ended December 31, 1997 ("Fiscal 1997"), the Board of Directors held three meetings, including those in which matters were adopted by unanimous written consent. The Board has an Audit Committee, an Executive Committee, a Compensation Committee and a Nominating Committee.

         The Audit Committee of the Board of Directors consists of Messrs. Reilly, and Ms. Valore. It held one meeting during Fiscal 1997. The duties and responsibilities of the Audit Committee include, among other things, review of the Company's financial statements, consideration of the nature and scope of the work to be performed by the Company's independent auditors, discussion of the results of such work, the receipt from such auditors of their letters to management which evaluate (as part of their annual audit of the Company's financial statements) the internal accounting control systems of the Company and meeting with representatives of management to discuss particular areas of the Company's operations.

         Messrs. Macdonald, Green, and Hauge are members of the Executive Committee. The Committee meets periodically during the year to develop and review strategic operational and management policies for the Company. The Committee held two meetings during fiscal year 1997.

         The Compensation Committee of the Board of Directors held two meetings during fiscal year 1996. Messrs. Hauge and Green are the current members of the Committee. The principal duty of the Committee is the review and determination of the executive officers' compensation program and the administration of the Company's 1993 Stock Option Plan (the "1993 Plan").

         The members of the Nominating Committee are Mr. Reilly and Ms. Valore. The Committee held one meeting during fiscal year 1997.

DIRECTORS' COMPENSATION

         The Company pays a fee of $300 for each meeting attended by its Directors who are not executive officers. It reimburses those who are not employees of the Company for their expenses incurred in attending meetings. See "Executive Compensation -- Stock Options" for stock options granted under the 1993 Plan to the Directors.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules of the Securities and Exchange Commission (the "Commission") thereunder require the Company's Directors and officers, and any person who owns more than ten percent of the Company's Common Stock (collectively, "Reporting Persons"), to file reports of their ownership and changes in ownership of Common Stock with the Commission. Reporting Persons are also required to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely upon a review of copies of such reports furnished to the Company, and written representations that certain reports were not required, the Company believes that all of its Reporting Persons filed on a timely basis all reports required by Section 16(a) of the Exchange Act during or with respect to the year ended December 31, 1997.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information as to the compensation of the Chief Executive Officer of the Company and each other executive officer who received compensation in excess of $100,000 for 1997, 1996 and 1995.

                                                                  Long-Term
                                    ANNUAL COMPENSATION          Compensation
                              --------------------------------      Awards
                                    Salary(1)    Bonus           Stock Options
Name                         Year      ($)        ($)    Other   No. of Shares
----                         ----   ---------   ------   -----   -------------
Warren H. Haber              1997      (1)        (1)     (1)
                             1996      (1)        (1)     (1)         --
                             1995      (1)        (1)     (1)         --

Bradley MacDonald(2)         1997    170,000      --      --          --
                             1996    170,000    $8,000    --        100,000

John L. Teeger               1997      (1)        (1)     (1)
                             1996      (1)        (1)     (1)
                             1995      (1)        (1)     (1)

Robert Pugaczewski(3)        1996    117,401      --      --         20,000
                             1995    105,000      --      --          --

---------
(1) For years 1997, 1996, and 1995 the services of Messrs. Haber and Teeger were provided pursuant to the Company's agreement with Founders Management Services, Inc. The agreement provided that Founders Management Services, Inc. would be paid $10,000 per month for consulting services rendered by Mr. Haber and Mr. Teeger.

(2) Mr. MacDonald's 1996 compensation includes moving allowances. His annual base salary was $170,000. In January 1997, Mr. MacDonald received 4,000 shares of Common Stock as a bonus. The options received in 1996 were canceled in 1997.

(3) Mr. Pugaczewski had been President of Jason Pharmaceuticals, Inc. in 1994 prior to its acquisition by the Company and resigned as an officer in November 1996; the options subsequently expired.

STOCK OPTIONS

         The Company's 1993 Plan, as amended in July 1995 and again in December 1997, authorizes the issuance of options for 700,000 shares of Common Stock.

         As of October 31, 1998, options to purchase 65,000 shares had been exercised and there were outstanding options to purchase an aggregate of 500,000 shares of Common Stock.

         On October 12, 1995, the Company amended outstanding options to purchase an aggregate of 160,000 shares of Common Stock of which 5,000 were exercisable at $5.25 per share, 20,000 at $5.00 per share, 25,000 at $4.50 per share (held by Mr. Datsopolous, a former Director) and 110,000 at $3.00 per share (including 20,000 held by Mr. Robert Pugaczewski, a former officer who resigned in November 1996), by reducing the exercise price to $2.00 per share, the market price on the date of the amendment. The Board of Directors and Stock Option Committee amended the options to reinstate the incentive or potential reward to the holders of the stock options which it intended to provide at the higher exercise prices.

         The following table sets forth pertinent information as of November 15, 1998 with respect to options granted under the Plan since the inception of the Plan to the persons set forth under the Summary Compensation Table, all current executive officers as a group, all current Directors who are not executive officers as a group and all employees of the Company.

                                                             ALL
                                                             CURRENT      ALL CURRENT
                                                             EXECUTIVE    NON-EMPLOYEE
                     WARREN H.   BRADLEY T.   ROBERT         OFFICERS     DIRECTORS
                     HABER       MACDONALD    PUGACZEWSKI    AS A GROUP   AS A GROUP
                     --------    ---------    -----------    ----------   ----------
Options granted         --        200,000      20,000(1)     420,000       80,000
Average  exercise
  price                 --          $1.50        $2.00         $1.50        $1.51
Options exercised       --           --           --            --           --
Average exercise
  price                 --           --           --            --           --
Shares sold             --           --           --            --           --
Options
  unexercised as        --        200,000         --  (1)     420,000      80,000
  of 11/15/98

---------
(1)  Subsequently canceled.


         In December 1994 options to purchase 65,000 shares at a price of $2.00 per share were exercised by a former Chief Operating Officer of the Company. At the time of the exercise, the aggregate market value of the shares in excess of the exercise price was $186,875. He resigned in April 1995 and subsequently sold the 65,000 shares.

         The following table provides information as to the value of the unexercised options held by the persons named in the Summary Compensation Table who are optionholders as of November 15, 1998 measured in terms of the closing bid price of the Company's Common Stock on such date:


                         NUMBER OF SHARES       VALUE OF UNEXER-
                        UNDERLYING UNEXER-     CISED IN THE MONEY
                         CISED OPTIONS AS         OPTIONS ON
                           OF 10/31/98            10/31/98*
                          EXERCISABLE/           EXERCISABLE/
                         UNEXERCISABLE          UNEXERCISABLE
                         -------------          -------------
Bradley T. MacDonald      133,333/66,667     $133,333/$66,667

---------
* On November 15, 1998 (there were no sales reported on November 15, 1998) the closing bid price was $2.50 on the Nasdaq SmallCap Stock Market.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth information with respect to the beneficial ownership of shares of Common Stock as of October 31, 1998 of the Chief Executive officer, each Director, each nominee for Director, each current executive officer named in the Summary Compensation Table under "Executive Compensation" and all executive officers and Directors as a group. The number of shares beneficially owned is determined under the rules of the Securities and Exchange Commission and the information is not necessarily indicative of beneficial ownership for any other person. Under such rules, "beneficial ownership" includes shares as to which the undersigned has sole or shared voting power or investment power and shares which the undersigned has the right to acquire within 60 days of November 15, 1998 through the exercise of any stock option or other right. Unless otherwise indicated, the named person has sole investment and voting power with respect to the shares set forth in the table.

                                    SHARES BENEFICIALLY          % OF
NAME AND ADDRESS*                  OWNED AS OF 10/31/98       OUTSTANDING
-----------------                  --------------------       -----------
Bradley T. MacDonald                    485,049(1)               9.07%

Reed Vordenberg                         127,043(2)               2.38%

Randall Rueb                             62,000(3)               1.16%

Charles Walgreen, Sr.                   139,064(4)               2.60%

Ronald Hauge                            210,000(5)               3.93%

David M. Green                          132,000(6)               2.47%

Beverly Valore                           44,000(7)                **

Donald F. Reilly                         20,000(8)                **

Executive officers and
  Directors as a group
  (8 persons)                         1,289,156                  24.1%

---------
*    The address is c/o HealthRite, Inc., 711 Fifth Avenue, New York, New York
     10022.

(1) Includes 133,333 shares issuable upon exercise of options, which by their terms are currently exercisable or become exercisable within 60 days.

(2) Includes 66,666 shares issuable upon exercise of options, which by their terms are currently exercisable or become exercisable within 60 days.

(3) Includes 33,333 shares issuable upon exercise of options, which by their terms are currently exercisable or become exercisable within 60 days.

(4) Includes 46,666 shares issuable upon exercise of options, which by their terms are currently exercisable or become exercisable within 60 days.

(5) Includes 20,000 shares issuable upon exercise of options, which by their terms are currently exercisable or become exercisable within 60 days.

(6) Includes 20,000 shares issuable upon exercise of options, which by their terms are currently exercisable or become exercisable within 60 days.

(7) Includes 20,000 shares issuable upon exercise of options, which by their terms are currently exercisable or become exercisable within 60 days.

(8) Includes 20,000 shares issuable upon exercise of options, which by their terms are currently exercisable or become exercisable within 60 days.


                                  ANNUAL REPORT

         The Annual Report of the Company to the stockholders for the year ended December 31, 1997, including financial statements, has been previously mailed to stockholders.

         On written request, the Company will provide without charge to each record or beneficial holder of the Common Stock as of November 15, 1998, a copy of the Company's Annual Report on

Form 10-KSB for the year ended December 31, 1997, as filed with the Securities and Exchange Commission. Requests should be addressed to Randall Rueb, c/o HealthRite, Inc., 11445 Cronhill Drive, Owings Mills, Maryland 21117

                               PROXY SOLICITATION

         The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited, personally or by telephone or telegraph, by officers, Directors and regular employees of the Company, who will not be specially compensated for this purpose. The Company will also request record holders of Common Stock who are securities brokers, custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of such stock, and will reimburse such brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding soliciting material.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Richard A. Eisner & Company, L.L.P., certified public accountants, which has audited the Company's financial statements as of December 31, 1997 and for the year then ended, has been selected by management to audit the Company's financial statements for the current fiscal year. A representative of that firm is expected to be present or available by telephone at the Meeting with an opportunity to make a statement to the stockholders if he desires to do so, and will respond to appropriate questions.

                                  OTHER MATTERS

         The Company is unaware of any matters, above, which will be brought before the Meeting other matters properly come before the Meeting, persons named in the accompanying form of proxy accordance with their judgment on such matters.

         Any proposals intended to be presented Meeting of Stockholders to be held in 1999 must be received by the Company for inclusion in the Company's proxy material no later than August 18, 1999.

         It is important that your proxy be returned promptly no matter how small or large your holding may be. Stockholders who do not expect to attend in person are urged to execute and return the enclosed form of proxy.



[ ]      PLEASE MARK VOTES
         AS IN THIS EXAMPLE

                                      PROXY
                                 HEALTHRITE INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints Bradley T. MacDonald with full power of substitution, as attorneys for and in the name, place and stead of the undersigned, to vote all the shares of the common stock of HEALTHRITE INC., owned or entitled to be voted by the undersigned as of the record date, at the Annual Meeting of Stockholders of said Company scheduled to be held at The Army-Navy Club at Farragut Square, 901 17th Street, N.W., Washington, D.C., 20006-2503, in the Pershing Room Thursday, December 17, 1998 at 1:00 P.M. (Eastern Time) or at any adjournment or adjournments of said meeting, on the following proposals as indicated.

1.       ELECTION OF TEN DIRECTORS.

         [ ]  FOR all nominees (except as      [ ] WITHHOLD
           marked to the contrary below)

Bradley T. Macdonald, Reed Vordenberg, Randall Rueb, Charles Walgreen, Sr., Ronald Hauge, David M. Green, Beverly Valore, Donald F. Reilly, John Galuchie, Michael C. MacDonald.

INSTRUCTION:               To withhold authority to vote for any individual
                           nominee, write that nominee's name in the space provided below.


2. To approve the appointment of Richard A. Eisner & Company as the Company's independent auditors for the fiscal year ending December 31, 1999.

         [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         This proxy if properly executed and returned will be voted in accordance with the directions specified hereof. If no directions are specified, this proxy will be voted FOR the election of the Directors named above or their substitutes as designated by the Board of Directors and the proposal to amend the Stock Option Plan.

         Sign, date and mail on postage paid envelope provided.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY

------------------------   ----------------------   -------------
Signature of stockholder   Signature of Co-holder       Date
                                  (if any)

         Please sign exactly as your name appears hereon and date. Joint owners should each sign. Trustees and fiduciaries should indicate the capacity in which they are signing.

(Continued from other side)

          Please be sure to sign and date this Proxy in the box below.

           [---------------------------------------------------------]
             Stockholder sign above -- Co-holder (if any) sign above


             Sign, date and mail in postage paid envelope provided.

                                 HEALTHRITE INC.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY




                                       18